UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Horizon Kinetics ETFs

Horizon Kinetics Inflation Beneficiaries ETF (INFL)

Horizon Kinetics Blockchain Development ETF (BCDF)

Horizon Kinetics Medical ETF (MEDX)

Horizon Kinetics SPAC Active ETF (SPAQ)

Horizon Kinetics Energy and Remediation ETF (NVIR)

ANNUAL REPORT

December 31, 2023

Horizon Kinetics ETFs

Table of Contents

Shareholder Letters (Unaudited)	2
Shareholder Expense Example (Unaudited)	14
Performance Overviews (Unaudited)	15
Schedules of Investments	20
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights	41
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	59
Board Consideration and Approval of Continuation of Advisory Agreement (Unaudited)	61
Supplemental Information (Unaudited)	63
Board of Trustees and Officers (Unaudited)	66
Privacy Policy (Unaudited)	68

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2023 (Unaudited)

INFL Shareholder Letter

Market Inflections & Echoes of 1972

Discussions of economic indicators tend to be focused on the rate of change, rather than aggregate levels. Rate of change analysis is relevant for certain measures, such as corporate earnings and GDP, as the measures are evaluated based on growth. Aggregate levels are more relevant for variables that have a continuing impact based on an absolute level, such as money supply, debt, and prices. Of course, the rate of change is also relevant, but the context provided by considering the aggregate or cumulative data is at least equally important.

Aggregate price levels (as measured by the Consumer Price Index1) are approximately 20% higher compared to the outset of 2020, while overnight borrowing rates (SOFR2) in the United States are approximately 400 basis points higher. These shifts are even more pronounced if recent readings are compared to the period immediately following the pandemic, during which the U.S. had a brief period of deflation, and rates had plummeted to zero. Recent deceleration in the rates of change for these variables obscure these enormous aggregate changes. We argue that these levels are already sufficient for structural regime shift, effectively ending the prolonged era of low interest rates, low inflation and synchronized global economic growth. To be sure, our secular inflation thesis refers to levels well above the pre-2020 trend of approximately 2%, and a run-rate inflation level of as low as 3-4% is adequate.

This view was largely validated by market prices throughout 2021 (when the Fund launched) and 2022; however, markets turned decidedly back to “pre-2020” posture in 2023. A contributing factor was presumably the market’s fixation on the rate of change, as opposed to the cumulative change of price levels and rates, as noted above. Various measures of inflation growth have moderated from unsustainably high peak levels, but the rate of change remains both positive and above trend.

This deceleration has prompted a belief that global central banks will reduce interest rates. Recall that the market has been consistently wrong in the belief that rates would cause a recession and force a so-called “pivot” in policy (more on this later). However, the current belief (hope) of rate cuts appears to have been validated at the December FOMC3 Meeting. Simply reference the relative market price action following this meeting through year-end, and the (equity) market is “partying like its 2019” all over again. This view is echoed by the bond market as the average yield on a U.S. non-investment grade bond has fallen from 9.4% to approximately 8%. This move has been almost exclusively driven by a compression in risk premiums for high yield bonds relative to investment grade, which at approximately 3.5% today, is over 100 basis points tighter than in non-recession months dating back to 1996.

These moves are part of a broader market zeitgeist shift, which occurred abruptly this year, reverting back to near euphoric conditions surrounding nascent technological developments such as artificial intelligence (“AI”) and language learning models (“LLMs”). We are not experts in the field whatsoever, but our judgment suggests that the potential productivity gains from such technologies will come largely at the expense of employment, hence the net impact on economic growth and overall consumption is ambiguous. The exuberance surrounding technology has a subtle, but pernicious impact on capital markets. Broad stock and bond indexes, ergo passive investing, suffered its worst year of performance in 2022, as richly valued equities fell in tandem with rising interest rates. Stock and bond correlations proved to be positive and diversification added little benefit. We posited that this could be the inflection point for passive dominated market flows. This proved to be wishful thinking, as passive equity strategies surged higher in 2023, almost making the modest bond losses irrelevant. More importantly, the rebound reinforced the narrative of passive investing for the long-term.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[2]	The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

[3]

Federal Open Market Committee. The Federal Open Market Committee (FOMC) consists of twelve members--the seven members of the Board of Governors of the Federal Reserve System; the president of the Federal Reserve Bank of New York; and four of the remaining eleven Reserve Bank presidents, who serve one-year terms on a rotating basis.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2023 (Unaudited)

We may still be waiting for the passive inflection point to materialize but believe that a market inflection point has already commenced and is merely paused for the moment. In the balance of the letter we will detail why we believe that we have already reached the inflection point for markets, how our portfolio is positioned and performed over the past year.

Inflation Cycle & Commodities

The consensus opinion is that there has been an “immaculate disinflation” whereby inflation is rapidly returning to target without any commensurate damage to economic growth or employment. This has been largely credited to higher interest rate policies implemented by the Federal Reserve. There is a clear fact pattern which includes annual CPI inflation falling to a 3.3% rate in December, U.S. annual 2023 GDP growth estimated to be 2.4%4 and U.S. broad unemployment (total non-farm payrolls) near a record low of 3.7% in November. In the eyes of many, a “soft landing” has thus been engineered thanks to the wizardry of central bankers.

Not so fast. The entire premise of monetary policy is that aggregate demand—hence economic cycles—can be managed via interest rates. Higher interest rates reduce marginal consumption and investment—all else equal—which curtails economic growth. This aggregate demand drop should also be manifested in goods, services and ultimately labor demand, all working to reduce price levels. The problem with this logic is that various measures, particularly in the commodity markets, suggest record levels of demand. For example, the International Energy Agency (IEA) recently reported that global oil consumption is on track for an all-time peak level of 101.7 million barrels per day this year. The same rings true, unfortunately, for global coal consumption, which is estimated to have, at a minimum, sustained its 2022 record demand level of 8.3 billion tons. Coal is amongst the most carbon intensive fossil fuels, estimated to be approximately 2x worse than natural gas in terms of carbon emissions. As such, the world has been scheduled to wean off coal—both for power generation and steel making—for nearly a decade, yet the consumption persists.

Similar data abounds for nearly every raw material, and this is consistent with global growth and rising per capita incomes in lower income parts of the world. Demand growth is resilient despite a moribund economic recovery in China, which was amongst the largest demand drivers for these markets over the past 20 years. The demand data clearly contradicts the monetary driven disinflation narrative, as do the prevailing lackluster price levels. So what else could be at play?

One underappreciated variable has been the U.S. Dollar. The ICE U.S. Dollar Index rallied a full 25% from its nadir in 2021 to its peak in 2022, which corresponds, with a lag, to U.S. leadership in the global rate hiking cycle. The Dollar, despite the myriad recent challenges to its global hegemon status, remains the transactional currency for an overwhelming amount of global commerce and commodity trade. Thus, the rising Dollar makes commodity prices in local currency more expensive for foreign buyers. This dynamic was insufficient to impede demand growth but appears to have been highly effective in suppressing commodity prices for the time being. This begs the question of whether this dynamic is repeatable or sustainable in suppressing price levels and inflation. While there is no definitive answer, the Dollar Index fell 2.5% in two weeks following the dovish December Federal Reserve meeting, perhaps indicating an inflection.

The coal consumption data might be surprising to many, particularly with the political and investment emphasis on environmental factors. A significant, but nonessential component of the secular inflation thesis is the “green” investment initiative. The motivation for renewable oriented spending is admirable, even if data suggests that the net benefits are ambiguous at best from an environmental standpoint. These investments are objectively more expensive than traditional energy sources, and have an added cost in the sense that they divert investment in traditional energy sources, thus limiting supply and driving long-term costs up. Coal demand is indicative of a broader trend in 2023, where governments “paused” green spending and embraced (lower cost and more reliable) traditional energy, as the world sought to quell high inflation levels.

In conjunction with the “green pause,” there has been substantial global destocking of raw material inventories. This is logical behavior for a multitude of reasons. Firstly, as interest rates rose, so did the cost to finance working capital of inventories, thus incentivizing destocking. Secondarily, experts were in near unanimous agreement that the global economy would fall into recession at some point in 2023, which would surely impact demand (price) at the margin, also incentivizing destocking. There is also a smaller factor that can be attributed to inventory levels destocking as a function of normalization compared to

[4]	Philadelphia Federal Reserve Survey

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2023 (Unaudited)

the pandemic era, when supply was universally scarce. One lesser recognized driver of destocking has been deregulation, or pseudo-deregulation. The U.S. (and other western nations) technically have trade restrictions on raw materials sourced from Russia, Iran, Venezuela and others. These countries were all able to get large quantities of inventories of stockpiled products (namely oil) onto global markets last year largely unabetted. As we analyze the likelihood of further destocking, deregulation and “de-greening,” these variables all appear to be unrepeatable and suggestive of an inflection.

Fundamentals can change very rapidly, particularly in commodity markets. It was not long ago that many market pundits theorized a “commodity supercycle,” an ambiguous term that refers to a protracted upward demand/price cycle of significant magnitude relative to previous cycles. If we use oil as a proxy for the fundamentals of this thesis, there have been two profound developments (in addition to those mentioned above) that have impacted the market balance: i.) the withdrawal of approximately 300 million barrels (46%) of oil from the U.S. Strategic Petroleum Reserve (“SPR”) since 2020 and ii.) a lackluster economic recovery in China. The former added substantial, albeit unsustainable supply to the global market, preventing commercial inventories from reaching critically low levels. The latter reduced global demand at the margin, although the true extent is subjective due to poor data availability for People’s Republic of China (PRC) consumption and inventories. While the fundamentals may have changed, the drivers of the shift appear temporary and unsustainable.

Today, we believe that commodities are in a consolidation phase, or a pause in the longer uptrend. This is also the case for broader inflation, although we don’t believe that it will return to peak growth in the near to intermediate term. While this belief is backed by granular supply and demand data, it is also supported by the previous commodity and inflation cycles. History also suggests that markets are often overly focused on short-term variables which can obscure the longer-term trend. There is no shortage of short-term factors that are creating temporary headwinds to prices, but this creates an opportunity for long-term investors.

Performance Review

The Fund generated modestly positive returns for the year despite a challenging backdrop for hard asset prices, hence hard asset companies. The Bloomberg Commodity Total Return Index returned -6.99% for the year, which as compared to the 21.46% for the MSCI ACWI Index, represented a considerable headwind. The relative strength of the U.S. Dollar, which rose 27.17% as measured by the ICE Dollar Index contributed to the soft hard asset prices.

The notable outlier in positive exposure in the portfolio was to the world’s largest uranium company, that nearly doubled in value with surging uranium prices. Uranium is a critical fuel for nuclear power generation, but has supply been very limited following the Fukushima nuclear accident. Uranium prices fell below the global mining break-even price, which prompted mine closers and curtailments. However, demand has been resilient, and supply is very constrained, including a considerable portfolio of global capacity in Kazakhstan. While is an extreme example of supply leading to scarcity, we see similar dynamics developing across various hard asset markets.

The Fund also benefited from strong rebounds in land and real estate related companies that rose in value along with their end markets. The broader real estate, homebuilding, land and infrastructure market is very sensitive to interest rates – and benefitted from the signaled policy shift in December. We own capital light companies, with far less long-term rate sensitivity.

Global financial exchanges exposure in the Fund broadly kept pace with the market, rising nearly 24% on average. Financial activity continues to grow, but pro and counter cyclically, which makes these ideal full-cycle positions. However, the exchanges can and should decoupled from broader markets during counter cyclical growth experienced during various inflationary environments.

The two largest allocations in the Fund - energy and precious metals companies – declined in aggregate for the year, acting as the largest drag on returns. We are confident that energy prices are simply in a temporary lull, and that prevailing prices reflect no “risk premium” related to the myriad of potential unexpected supply disruptions developing. Fundamentally, the dearth of investment for the past decade will begin to reveal itself, likely as sooner as the middle or end of this year. Precious metals prices have combatted rising real bond yield and a strong U.S. Dollar. However, gold ended the year near its all-time high price. The root of this is an enigma, but we recognize the rapidly deteriorating U.S. (global) fiscal situation, geopolitical conflict and potential for resurgent inflation as strong cases for owning the metal.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2023 (Unaudited)

2023 was a challenging year to be sure, but the setup for 2024 and beyond appears promising. As we look ahead, we believe that the Fund is well-positioned to benefit from the changing economic environment. However, markets remain unpredictable, and we cannot predict when conditions might change in our favor. In the interim, we are invested in companies with strong operating results, with the potential to perform well in a variety of economic environments.

Horizon Kinetics Blockchain Development ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Market Update:

When observing a perceived imbalance, where the price of an asset is markedly affected, it is common to evaluate whether a change in meaningful variables led to the situation. This is a logical approach, as understanding how the environment has been altered can help pinpoint any fundamental changes that may require a re-assessment or prudent action on the part of the investor. The causes of the most recent blips on a performance chart are typically the most obvious, but not necessarily the most important for long-term decision-making. While this thinking may provide fodder for commentary on the current state of things, it often misses the forest for the trees.

Bitcoin, specifically, has been the subject of two events that highlight the myopia of the markets when it comes to digital assets. The first was this month’s approval of spot Bitcoin ETFs in the United States. This is the culmination of a more than 10-year battle since the original spot Bitcoin ETF application by the Winklevoss twins back in 2013. There is wide speculation, and general optimism, that the offering of a spot Bitcoin ETF will open the doors to institutional adoption, contributing to a higher price by lowering the barriers to demand. Investors that were restricted from holding Bitcoin through digital wallets are now able to through more traditional brokerage means, and the asset itself becomes a readily available option for new portfolio allocations across the wealth management world.

This event truly is a meaningful step in the evolution and adoption of Bitcoin, as investors have been attempting to replicate exposure through equities, derivatives, and other products. Merely holding a portion of treasury assets in Bitcoin classified some companies as “crypto-related”, bringing the benefits of a premium valuation in some circumstances, and a complete blockage by association from some platforms. A layer of red tape has been removed.

The next event has not yet happened but is expected to occur towards the end of April 2024. This event is known as the halving, a development that reduces the Bitcoin block mining reward by half, from 6.25 to 3.125. There are generally two ways to procure Bitcoin. One way is to mine it, providing infrastructure for the blockchain by competing for each block reward. The second is to purchase from someone who has already procured the coins. In either case, following the halving, there will be less marginal supply available to service those that demand it.

The current Bitcoin environment is filled with participants that seem focused on holding and growing their bitcoin balances. 31% of Bitcoin in circulation hasn’t moved on the blockchain in over 5 years. 43% hasn’t moved in over 3 years. 70% hasn’t moved in over 1 year (Glassnode, Supply Last Active, 12/31/23). This is not to say that there is limited transactional activity in Bitcoin. In fact, it is quite the opposite. 365-day average change-adjusted transfer volume on-chain amounted to about $9.3 billion as of December 31, 2023 (Glassnode, Change-Adjusted Transfer Volume, 12/31/23). This is comparable to even the most liquid blue-chip stocks in the world, and it doesn’t include the substantial transaction volume that occurs off-chain. The point here is that liquid Bitcoin supply is depleting as a percentage of the total coins outstanding. Gresham’s law1 is playing out in real-time, as fiat debasement is driving hard money out of circulation.

Both the spot ETF approval and the halving are consequential, but viewing them as fundamental changes worthy of revaluation is myopic, in our view. Because for anyone with a truly long-term outlook and an understanding of the asset, these events were (largely) expected.

The halving, specifically, is spelled out in the code. Every 210,000 blocks, which is expected to be about every 4 years, a new halving event occurs, reducing the Bitcoin inflation rate by half. This isn’t a surprise, but it is rarely talked about until it is perceived as a near-term catalyst for the asset. Just like the next halving is expected at the end of April, the subsequent halving is expected 4 years after, and so on. If the halving was the only vector that affected the bitcoin market, a rational investor may treat this as an asset closer to an amortizing bond. Assuming constant demand, every day is a step closer towards the inevitable supply reduction. The final token issuance becomes closer. The digital scarcity becomes more pronounced. To the extent that participants either ignore or misunderstand this fact, the benefit accrues to the long-term holders, as they are positioned for all subsequent halvings instead of just the most recent one.

[1]	Gresham’s law is a monetary principle stating that “bad money drives out good”.

Horizon Kinetics Blockchain Development ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Of course, we have no insight into the inner workings of the SEC or the ETF approval process. It is probably better to say that “adoption” was expected, as opposed to saying an “ETF” was expected, but the latter is just the most recent iteration of the former. Assets with true scarcity are rare, and the excesses of government spending and debasement all too prevalent and appear to be on a self-reinforcing inflationary path. Given the premiums placed on equities tied to bitcoin, and the premium/discount mechanics of the few products that did provide exposure to Bitcoin in the US, there was one thing easy to ascertain: Investors want digital asset access in their brokerage accounts.

Given enough time, we maintained the belief that the regulators’ questions preventing access would be answered, and that progress would prevail. Bitcoin will become harder to ignore as time goes on. And had the most recent batch of spot ETFs been denied, the asset itself is designed to operate in an ecosystem non reliant on traditional rails, so the regulatory impediment would likely not have had a significant long-term effect on the adoption of digital assets.

In some cases, pivotal events in cryptocurrency don’t need to be predicted. They are announced years in advance or imbedded in their encoded protocols. In other cases, the realization of a positive event is merely a step in the direction of eventual long-term value realization. These developments, while exciting, show why is it so important to have a long-term (and informed) view as it relates to digital assets. We remain optimistic on the future for digital assets, and will continue to invest with the goal of compounding value for our clients over the long-term.

Portfolio Update:

The portfolio exhibited positive performance in 2023, largely driven by a recovery in the cryptocurrency markets that had collapsed in the prior year. And in similar fashion, the portfolio exhibited a large deviation between those companies that are more widely considered “crypto companies” and those that are not. To be clear, we view all of the companies in the portfolio as eventual beneficiaries of blockchain technology, though we are nonetheless happy that many of our positions appreciated alongside the recovery of the digital asset markets.

The large cash position was a detractor from performance when compared to the broader markets, but we are comfortable maintaining such an allocation as we believe “dry powder” is an important tool when investing in a nascent technology. As confident as we feel about our current positioning, we will look to deploy cash as we see new opportunities arise. Companies that have established business models unrelated to crypto, or that have only recently introduced blockchains as an enhancement to their current operations, were not afforded the same recognition by the market. Even so, these legacy businesses continue to grow as their blockchain initiatives take hold.

Whether their operations are established or developing, we have chosen to focus on companies that will be able to grow synergistically with digital assets like bitcoin, as opposed to the myriad companies that may eventually become displaced by the underlying blockchain technology. In our view, the croupiers known as regulated exchanges present the greatest opportunity, and the greatest optionality on top of a proven business model. The events discussed in the body of this commentary have been noted as catalysts for digital assets but have largely been ignored, thus far, as a catalyst for these companies. There are now 11 Bitcoin ETFs trading on United States exchanges, with the group as a whole breaking records in terms of flows and volumes since their debut. Bitcoin ETF trading has already accrued to the regulated exchanges, and as we’ve discussed previously, trading begets more trading. New products and new exposures create the need for expanded hedging and derivatives use. On top of that, the availability of liquid spot bitcoin continues to be drained by the expecting halvings and the propensity for participants to maintain positions for the long-term. Synthetic exposure through derivatives may present an opportunity to participate in markets far in excess than what is able to be done in the spot market. CME, as an example, currently has the largest open interest for Bitcoin futures contracts in the world. NYSE, Nasdaq, and CBOE have applied for a rule change that would allow them to list options on their new Bitcoin ETFs. We are confident about the strong fundamentals of these companies and await the realization of these new initiatives.

Horizon Kinetics Medical ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Kinetics Medical ETF is pleased to mark the conclusion of its first year as an ETF. The Kinetics Medical ETF began 25 years ago as The Medical Fund, a 1940 act mutual fund. On January 27, 2023, the mutual fund was reorganized into the Horizon Kinetics Medical ETF, in order to increase liquidity for the vehicle and its shareholders. The ETF structure reflects the investing patterns and needs of the Fund’s clients, and, in our view, is also better suited to the changes in the pharmaceutical industry.

The pharmaceutical and biotech industry has become an innovation juggernaut, collectively spending $100 billion a year on R&D. The list of therapeutic innovations of late is long—one need only observe advertisements to be convinced, as novel treatments are brought to market for seemingly every known condition. This this isn’t new, but it does seem to be accelerating. Accordingly, the Fund hopes to utilize its flexibility and agility in deploying capital in order to position the portfolio to capture the rewards of this innovation.

The past year was not one of the best for the MEDX. Innovation does not progress linearly, and 2023 proved challenging for some of our established companies, as well as smaller, pure innovation companies. For example, Pfizer recorded lower revenues from covid vaccines and treatments. Shares also fell after an obesity drug trial was discontinued due to adverse effects among trial participants. However news-sensitive these companies may be, their underlying research has value—we believe that investing in this sector requires the same long-term investment horizon that is embodied by Horizon Kinetics as a whole, and that patience will see us rewarded. Looking at current valuations across the market cap spectrum, one can find deep discounts and opportunity.

Of note is Eli Lilly, a company that experienced a very successful year, returning more than 70% between the launch of the Fund and year-end. The company’s weight loss drug, Zepbound, was approved by the FDA this fall, joining a number of other recently launched drugs in the growing category. Lilly may serve as a model for the new pharmaceutical. They have continued to innovate and grow with great rapidity. After doubling its market cap this year, Lilly is still paying a 5% dividend. The company is also advancing gene therapy, an area long in development but that represented profound milestone in medical care.

It is against this background of relentless innovation that the Fund seeks to identify attractive investment opportunities. The portfolio structure is intended to reflect the rate of research and development in the industry. As demonstrated by Lilly, the stale concept of stodgy pharmaceuticals no longer applies. Nor does the model of high-growth biotech companies—indeed, some of our biotech holdings now pay dividends. The two halves of the biopharma complex have converged to the same business model, rooted in innovation. We continue to view the yet-to-be-profitable companies in the portfolio as public traded venture capital, an important component, but judiciously allocated.

As always, we anticipate the future eagerly as will we all be beneficiaries of these discoveries.

Horizon Kinetics SPAC Active ETF

Shareholder Letter

December 31, 2023 (Unaudited)

SPAC Commentary for Annual Report

The Horizon Kinetics SPAC ETF launched a new strategy on January 27, 2023. The Fund, which is actively managed, seeks to generate realized capital gains in excess of short-term interest rates on a risk-adjusted basis. The Fund pursues this investment objective primarily by investing, under normal circumstances, in special purpose acquisition companies, or SPACs, that Ryan Heritage, LLP, the Fund’s investment sub-adviser, believes will generate net realized capital gains in excess of the income derived from bank certificates of deposit with similar maturities and with comparable safety of principal. The Fund currently has a diversified portfolio of publicly-traded SPACs seeking a merger or business combination.

What is a SPAC?

A SPAC is a publicly traded corporation with a typical life span of 12 to 24 months whose purpose is to complete a merger or business combination with a privately held business, thereby taking that company public. Most SPAC IPOs are priced at $10 per unit. In addition, the sponsor, i.e., the SPAC’s management team, generally buys restricted warrants and/or equity in the SPAC prior to the IPO—generally between 2% and 4% of the value of the IPO. All the funds raised in the IPO, along with the deferred investment banking underwriting fees and management’s equity investment, are held in a trust account at a major bank and are forfeited by the sponsor if the SPAC is liquidated. Therefore, the initial trust account is often more than $10 per share and is held at a major bank and released only when a merger or acquisition is consummated (or, at the latest when the SPAC’s deadline occurs). The trust account earns interest at treasury-bill rates after taxes (approximately 5% per annum as of year-end 2023).

The search and merger process is managed by the sponsor. If the sponsor fails to find and close a business combination by the pre-determined deadline, the SPAC dissolves and the cash in the trust account is distributed solely to the public shareholders.

SPACs have been around in various forms for decades to provide private operating companies with what is generally considered to be a quicker and less complicated route to the public markets compared to the traditional IPO process. They offer investors and target companies alternative financing opportunities that compete with venture capital, private equity, direct listings, and the traditional IPO market. The sponsor of a successful SPAC stands to make multiples of its initial investment, but risks losing it entirely if it fails to complete a business combination by the deadline.

A SPAC IPO is typically issued as a unit consisting of one common share and a warrant (or fraction thereof) to purchase a share. The warrants are exercisable only after an operating company is acquired by the SPAC. Warrants are a critical ingredient in the risk-alignment between SPAC sponsors and public investors, as they expire worthless if the SPAC does not acquire an operating company by its pre-determined deadline and liquidates. Initially, SPACs trade only as units. However, shortly after the SPAC IPO the shares and the warrants can be separated and the units, shares and warrants each trade separately. Typically, a SPAC must obtain shareholder approval of the proposed combination by its deadline. Otherwise it will be forced to dissolve and return the cash held in the trust fund solely to the public stockholders.

For our ETF’s purposes, the most important feature of SPACs is that the public shareholders can convert their shares into a pro rata share of the cash in the trust fund by tendering or redeeming their shares and retain any warrants they may still hold. This is the critical provision that makes SPACs attractive to risk averse investors. Without this protection, we believe the SPAC market would virtually disappear.

The sponsor of a SPAC typically receives 20% of its total equity for its investment. From the sponsor’s point of view, a SPAC is a high-risk investment since it loses its entire investment, i.e., all of its warrants and stock, if the SPAC liquidates. On the other hand, it stands to make many times its investment on its 20% equity position and warrants if a successful acquisition is consummated. For example, for a $60 million SPAC, we estimate that management will make $12 million if a deal gets done and lose $3 million if it liquidates. Hence, SPAC management is highly motivated to get a deal done.

How we Invest

Our Fund invests in SPAC units either through IPOs or the purchase of units or common stock in the secondary market and before the completion of the business combination.

Horizon Kinetics SPAC Active ETF

Shareholder Letter

December 31, 2023 (Unaudited)

After the sponsor announces an agreement with a target, we may choose to hold our shares, knowing that we can redeem them for a pro rata share of the trust account (which continues to earn interest) just prior to the shareholder vote, or sell all or some of our SPAC securities. If we decide to sell or redeem our common stock, we can sell our warrants or keep them and retain what is essentially a low-risk opportunity to capture upside performance of the combined company going forward.

Unlike “fundamental” SPAC investors that oftentimes are looking to profit from remaining invested in the merged company, we do not intend to risk our principal on the long-term performance of the business combination itself. Therefore, as a rule, we will not retain any common equity exposure in the de-SPAC’d business combination. If we retain any warrants, they are generally nominal positions and sold in the relative near-term post-merger.

How to Enhance Returns on SPACs?

There are a few ways to get more value with a portfolio of SPACs without materially increased risk.

●

Management can announce what investors perceive as a great deal and the SPAC shares then move above trust value. During 2021, SPAC common equity shares and warrants routinely soared upon the news of a business combination. While we are not expecting a return to similar spectacular returns, an occasional big winner can favorably skew our overall returns.

●

Management can announce a deal that does not excite fundamental investors (in which case the SPACs shares tend to trade close to but not above trust value). Then, we may get our cash out before its term expires. These return enhancements are more common. Unless a deal seems extremely promising, we generally want to get our pro rata share of the trust fund as quickly as possible.

SPAC Market Outlook

2023 was a challenging year for the SPAC market: the average SPAC IPO size fell 21% from 2022, and 53% from 2021.1 Furthermore, many SPACs launched in 2021 struggled to close a deal in the allotted timeframe.

However, there are signs of stabilization in the SPAC market. Ninety-eight companies listed via SPAC merger in 2023, down from 2022, but higher than any prior year other than 2021. Liquidations have steadied, and there is a significant merger pipeline, with more than 130 public SPACs seeking targets and more than 140 SPACs with pending mergers.

While the IPO market for SPACs ebbs and flows, we expect there will always be sponsors willing to risk it all for enormous gains—they are risk seeking, and if they are successful, they can do very well over the long run. They need our capital to succeed. In contrast to their high risk – high return approach, our operating model is more like a casino. We want to make steady gains above what we could earn in virtually riskless investments (if held to maturity).

Performance Overview

Despite weakness in the SPAC market in 2023, the Fund’s investment strategy allows it to generate returns in such an environment. In fact, the Fund recorded a return of 4.71% (NAV) or 4.94% (price) from its strategy launch on January 27 through December 31, in line with the T-bill rate for the period.

Should the SPAC market pick up, the Fund has the potential to generate higher returns in the year ahead. However, even if activity remains muted, as prevailing interest rates rise, the Fund should earn higher returns from funds held in trust accounts and remains positioned to generate returns above the risk-free rate, in our view.

[1]	Source: ICR

Horizon Kinetics Energy and Remediation ETF

Shareholder Letter

December 31, 2023 (Unaudited)

NVIR 2023 Overview

Since its inception on February 21, 2023, the Horizon Kinetics Energy & Remediation ETF (NVIR) provided a positive return of 6.39% in 2023, based on the net asset value. The Fund is unique in that it has a dual mandate: to invest in traditional hydrocarbon energy companies, as well as what we consider remediation companies. These provide solutions that mitigate the negative consequences from the exploration, production and transportation of hydrocarbons. While one might presume that the remediation companies consist of development-stage businesses, in point of fact, almost every company in the Fund is profitable and, based on Wall Street consensus forecasts, are expected to produce, collectively, meaningful earnings growth.

In 2023, more than two-thirds of the return was generated by the remediation companies, with the hydrocarbon segment accounting for approximately one-third. The performance of the remediation companies in the Fund—which were more than 10% in 20231—stands in sharp contrast to many ESG,2 “green,” and renewable energy-focused indices which, generally, did not perform well during the year. The intent of providing exposure to the remediation companies is similar to that of the aforementioned indices—to “do good” for the environment—but there are many companies, perhaps the majority in this sector, that are not profitable, nor cash flow positive, and whose long-term solvency is in question. In contrast, the remediation companies in this Fund, having positive earnings, do not possess the same level of financial risk, and could be viewed as an alternative avenue in which to invest in environmental solutions.

The price of West Texas Intermediate (WTI) crude oil declined 11% in 2023, which contributed to the weakness in some hydrocarbon-related equities. This was the first yearly decline in WTI in three years, after appreciating 55% in 2021 and a further 7% in 2022.3 To a degree, oil prices have been suppressed from the release of 238 million barrels from the Strategic Petroleum Reserve (SPR) over the past two years.4 However, that issue now appears to be vacated since the SPR has slowly begun to restore its reserves—although only 8 million barrels have been added back since the 40-year low in reserves was recorded last summer.

The price of natural gas fell 27% in 2023, after appreciating 62% in 2021, followed by a decline of 8% in 2022. Consequently, it is evident that the prices of the commodities often do fluctuate greatly from one year to the next. Although the Fund’s energy holdings would benefit from higher prices, they could also flourish via increased consumption. In that regard, the U.S. produced a record amount of oil in 2023, at approximately 12.92 million barrels per day, on average. That was an increase of 8.4% compared to 2022. The Energy Information Administration (EIA) expects crude oil production to reach 13.2 million barrels per day in 2024 and more than 13.4 million in 2025, driven by increases in well efficiency5 and demand from developing countries, such as India.

Although current energy prices are lower (relative to the recent past), the Fund’s portfolio companies are nevertheless profitable. Many are using their cash flow to undertake shareholder-friendly actions, such as repurchasing stock, reducing debt, and paying dividends. Collectively, these measures should increase shareholder value, even in the absence of higher energy prices.

[1]	Since inception on February 21, 2023

[2]	Environmental, social, and governance

[3]	https://www.macrotrends.net/1369/crude-oil-price-history-chart

[4]	https://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=WCSSTUS1&f=W

[5]	https://www.eia.gov/outlooks/steo/

Horizon Kinetics Energy and Remediation ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Production of hydrocarbons increases with rising demand, and the demand has been improving steadily over the past few decades, particularly since countries such as China and India are raising their standard of living. As more of the world’s population joins the middle class, they tend to use increasing amounts of energy. The hydrocarbon companies should benefit from a continuation of this trend. As the chart below outlines, over the past 20 years, world energy consumption has expanded by around 42.7%, or around 1.79% per year.

Source: ourworldindata.org

Counting only the traditional fossil fuel sources (coal, oil and natural gas), the expansion has been on the order of 40.5% over the 20-year period, or 1.71% annualized. Consequently, their rate of expansion is virtually the same as the overall energy market, despite increasing production of wind power and solar power.

Then there are the uses for hydrocarbons that are not usually discussed. Fossil fuels are used to produce electricity, as well as fuels for transportation and to generate heat, for industrial applications as well as home/office heating solutions. But perhaps equally important, approximately half of the world’s population relies on synthetic fertilizers produced mainly from natural gas. There is no cost-effective solution to replace natural gas-based fertilizers for food production, as Sri Lanka realized recently when it tried to do so. Therefore, it is perhaps no exaggeration to assert that half of the world’s population would be at risk of starvation should the world completely ‘transition’ away from fossil fuels. The chart below from Our World in Data depicts this from a historical perspective.

Source: ourworldindata.org

Horizon Kinetics Energy and Remediation ETF

Shareholder Letter

December 31, 2023 (Unaudited)

Fund Holdings and Drivers of 2023 Results

For the most part, the Fund’s performance will be correlated with the energy market. However, there have been some notable developments that have occurred during the year. One such involves ExxonMobil Corp. (XOM). While ExxonMobil was not an original holding in the Fund, it entered the portfolio through the acquisition of Denbury Inc. (DEN). Denbury was a noteworthy Fund holding, as it was an energy company that also had an active remediation business, owning 1,300 miles of carbon dioxide pipelines, and offering carbon capture services. It was Denbury’s carbon capture operations that ExxonMobil desired. The acquisition price made Denbury one of the better-performing equities in the Fund with a gain of approximately 10%.6

ExxonMobil is also in the process of acquiring another Fund holding, Pioneer Natural Resources (PNR), for a price of around $60 billion (at the time of announcement). The acquisition is expected to close in June 2024, at which point ExxonMobil would become the largest component in the Fund, at approximately 7.3%, based on recent prices. Although ExxonMobil was deemed to be slightly expensive at the Fund’s inception, its current valuation is more attractive: approximately 9.6x earnings, 1.9x tangible book value and a 3.8% dividend yield.

The Fund’s performance was most adversely affected by two royalty companies, San Juan Basin Royalty Trust (SJT) and Permian Basin Trust (PBT), with declines of 40%-45%. While their production generally increased year-over-year, the lower realized prices for oil, and in particular natural gas, led to a considerable contraction in profitability. In addition, both companies invested greater amounts into capital expenditures, which resulted in lower free cash flow and, in turn, lower dividends. It would appear that investors focused on the reduced dividend payouts. However, these capital expenditures should lead to higher future production and, if coupled with steady or improving energy prices, result in greater profitability over time. Despite the volatility, we still believe that they remain undervalued, and therefore intend to maintain the positions in the Fund.

The best performing equities in the Fund include Itron Inc. (ITRI) and Trican Well Service Ltd. (TSX: TCW). Itron is a technology and service company that provides solutions for energy and water-related industries. The shares ended 2023 36% above the initial purchase price. Trican provides sustainable service solutions to the energy industry, including fracturing, cementing and coiled tubing. Both companies were able to expand their revenues, net income and free cash flow in 2023.

In observance of our long-investment-horizon philosophy, the Fund’s turnover in 2023 was just slightly in excess of 1%. During the year, we exited our position in Danaher (DHR), due to its spin-off of Veralto Corp. (VLTO). The conglomerate Danaher was originally purchased for its remediation business, now embodied in Veralto. However, care of the spin-off, we were afforded the ability to hold the pure-play remediation business, and therefore divested Danaher.

[6]	Since Fund inception.

Horizon Kinetics ETFs

Shareholder Expense Example

(Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2023 to December 31, 2023).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During the Period(1)
Horizon Kinetics Inflation Beneficiaries ETF
Actual	$ 1,000.00	$ 1,039.70	0.85%	$ 4.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
Horizon Kinetics Blockchain Development ETF
Actual	$ 1,000.00	$ 1,138.30	0.85%	$ 4.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
Horizon Kinetics Medical ETF
Actual	$ 1,000.00	$ 968.90	0.93%	$ 4.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.52	0.93%	$ 4.74
Horizon Kinetics SPAC Active ETF
Actual	$ 1,000.00	$ 1,024.00	0.83%	$ 4.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.02	0.83%	$ 4.23
Horizon Kinetics Energy and Remediation ETF
Actual	$ 1,000.00	$ 1,048.30	0.85%	$ 4.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Horizon Kinetics Inflation Beneficiaries ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED December 31, 2023
Total Returns	1 Year	Since Commencement[1]
Horizon Kinetics Inflation Beneficiaries ETF — NAV	1.86%	9.71%
Horizon Kinetics Inflation Beneficiaries ETF — Market	1.61%	9.65%
MSCI ACWI All Cap Index	21.46%	4.72%
S&P GSCI	(4.25)%	17.85%
S&P 500 Index	26.29%	9.66%

[1]	The Fund commenced operations on January 11, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI ACWI All Cap Index covers more than 14,000 securities and includes large, mid, small, and micro-cap size segments. The S&P GSCI is the commodity equivalent of stock indexes, such as the S&P 500 and Dow Jones. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The S&P 500 Index has replaced the MSCI ACWI All Cap Index as the primary index due to the Adviser’s determination that the S&P 500 Index is an appropriate broad-based securities market index for comparison to the performance of the Fund.

This chart illustrates the performance of a hypothetical $10,000 investment made on January 11, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED December 31, 2023
Total Returns	1 Year	Since Commencement[1]
Horizon Kinetics Blockchain Development ETF—NAV	24.86%	(1.41)%
Horizon Kinetics Blockchain Development ETF—Market	24.97%	(1.17)%
NASDAQ Composite Total Return Index	44.64%	15.67%
S&P 500 Index	26.29%	12.82%

[1]	The Fund commenced operations on August 1, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The NASDAQ Composite Total Return Index covers more than 3,700 equity securities including common stocks, ordinary shares, American depository receipts (ADRs), units of real estate investment trusts (REITs), publicly traded partnerships, and tracking stocks. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The S&P 500 Index has replaced the NASDAQ Composite Total Return Index as the primary index due to the Adviser’s determination that the S&P 500 Index is an appropriate broad-based securities market index for comparison to the performance of the Fund.

This chart illustrates the performance of a hypothetical $10,000 investment made on August 1, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED December 31, 2023
Total Returns	1 Year	5 Year	10 Year	Since Commencement[1]
Horizon Kinetics Medical ETF—NAV	(6.03)%	6.50%	5.82%	8.29%
Horizon Kinetics Medical ETF—Market	(6.27)%	6.45%	5.79%	8.28%
S&P 500 Index	26.29%	15.69%	12.03%	7.57%

[1]	The Fund commenced operations on September 30, 1999.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

Since Inception returns are as of September 30, 1999. Effective 7:01 p.m. Eastern Time on January 27, 2023, The Medical Fund (“Predecessor Fund”) was reorganized into the Horizon Kinetics Medical ETF and first listed on the exchange on January 30, 2023. The returns shown for periods ending on or prior to January 27, 2023 are those of the predecessor fund. Returns of the ETF will be different from the returns of the predecessor fund as they have different expenses.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED December 31, 2023
Total Returns	Since Commencement[1]
Horizon Kinetics SPAC Active ETF—NAV	4.71%
Horizon Kinetics SPAC Active ETF—Market	4.94%
ICE BofA 6-Month US Treasury Bill Index	4.82%

[1]	The Fund commenced a new strategy as part of a reorganization effective 7:01 p.m. Eastern Time on January 27, 2023. Performance information shown here begins on the date of this change in strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart illustrates the performance of a hypothetical $10,000 investment made on January 27, 2023 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Energy and Remediation ETF

Performance Overview

December 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2023)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED December 31, 2023
Total Returns	Since Commencement[1]
Horizon Kinetics Energy and Remediation ETF—NAV	6.39%
Horizon Kinetics Energy and Remediation ETF—Market	6.36%
S&P 500 Index	21.01%

[1]	The Fund commenced operations on February 21, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This chart illustrates the performance of a hypothetical $10,000 investment made on February 21, 2023 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 95.4%
Agricultural Operations — 8.8%
Archer-Daniels-Midland Co.	396,664	$28,647,074
Bunge Global SA	218,025	22,009,624
Wilmar International Ltd.	3,125,027	8,457,544
		59,114,242
Building Production-Wood — 3.1%
West Fraser Timber Co. Ltd.	244,531	20,926,963

Computer Services — 2.7%
CACI International, Inc. - Class A(a)	56,437	18,277,687

Diversified Minerals — 0.1%
Lithium Royalty Corp.(a)(b)	100,000	673,442

Fertilizer — 2.0%
Nutrien Ltd.	233,853	13,172,939

Globa Exchanges — 19.1%
ASX Ltd.	404,427	17,402,128
Aurubis AG	119,845	9,831,087
CME Group, Inc.	54,062	11,385,457
Deutsche Boerse AG	108,355	22,323,098
Intercontinental Exchange, Inc.	237,089	30,449,340
Japan Exchange Group, Inc.	273,681	5,790,824
Singapore Exchange Ltd.	2,107,743	15,707,008
TMX Group Ltd.	637,385	15,492,332
		128,381,274
Insurance Brokers — 3.7%
Marsh & McLennan Cos., Inc.	130,184	24,665,962
Investment Mangement-Advisor Services — 1.2%
Brookfield Asset Management Ltd.	100,037	4,018,486
Sprott, Inc.	127,407	4,325,468
		8,343,954
Medical Labs & Testing Services — 2.9%
Charles River Laboratories International, Inc.(a)	81,792	19,335,629

Medical-Biomedical-Genetics — 0.9%
Royalty Pharma PLC - Class A	210,331	5,908,198

Metal-Diversified — 9.3%
Altius Minerals Corp.	321,358	4,494,040
Cameco Corp.	417,243	17,983,173
Deterra Royalties Ltd.	4,003,969	14,398,245
Glencore PLC	4,287,826	25,805,450
		62,680,908
Metal-Iron — 1.9%
Labrador Iron Ore Royalty Corp.	203,682	4,927,541
Mesabi Trust	348,004	7,123,642
Trident Royalties PLC(a)	1,000,000	420,682
		12,471,865
Oil Companies -Exploration & Production — 0.6%
Topaz Energy Corp.	332,271	4,883,522
		4,883,522
Oil-US Royalty Trusts — 21.1%
Permian Basin Royalty Trust	695,956	9,715,546
PrairieSky Royalty, Ltd.	2,240,659	39,423,092
Sabine Royalty Trust	17,103	1,160,610
San Juan Basin Royalty Trust(b)	67,587	343,342
Sitio Royalties Corp. - Class A	833,271	19,590,201
Texas Pacific Land Corp.	23,499	36,951,003
Viper Energy, Inc.	1,114,929	34,986,472
		142,170,266
Pipelines — 3.2%
Cheniere Energy, Inc.	124,832	21,310,071

Precious Metals – 12.6%
Franco-Nevada Corp.	196,914	21,820,040
Metalla Royalty & Streaming Ltd.(b)	390,000	1,201,200
Osisko Gold Royalties Ltd.	1,129,284	16,126,176
Sandstorm Gold Ltd.	1,411,608	7,100,388
Wheaton Precious Metals Corp.	787,045	38,832,800
		85,080,604
Real Estate Operations-Development — 1.8%
St Joe Co.	201,780	12,143,120

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
Transport-Marine — 0.4%
Clarkson PLC	77,753	$3,137,120
TOTAL COMMON STOCKS (Cost $675,670,892)		642,677,766

PARTNERSHIPS — 0.8%
Oil Company, Exploration & Production — 0.8%
Dorchester Minerals LP	169,100	5,382,453
TOTAL PARTNERSHIPS (Cost $1,210,977)		5,382,453

SHORT TERM INVESTMENTS — 3.8%
Deposit Accounts — 3.8%
U.S. Bank Money Market Deposit Account, 5.28%(c)	25,533,923	25,533,923
TOTAL SHORT TERM INVESTMENTS (Cost $25,533,923)		25,533,923

INVESTMENTS PURCHASED WITH PROCEEDS FROM SEC LENDING — 0.1%
U.S. Bank Money Market Deposit Account, 5.28%(c)	861,894	861,894
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $861,894)		861,894

TOTAL INVESTMENTS — 100.1% (Cost $703,277,686)		674,456,036
Liabilities in Excess of Other Assets — (0.1%)(d)		(544,068)
TOTAL NET ASSETS — 100.0%		$673,911,968

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

EUR	Euro

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $831,016 which represented 0.1% of net assets.

(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate shown is the seven-day yield at period end.

(d)	Represents less than 0.05% of net assets.

COUNTRY	Percentage of Net Assets
United States	41.4%
Canada	31.9%
Germany	4.7%
Australia	4.7%
Jersey	3.8%
Singapore	3.5%
Switzerland	3.2%
United Kingdom	1.4%
Japan	0.8%
Total Country	95.4%
SHORT-TERM INVESTMENTS	3.8%
PARTNERSHIPS	0.8%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	0.1%
TOTAL INVESTMENTS	100.1%
Other assets and liabilities, net	-0.1%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 90.8%
Aerospace & Defense — 10.4%
CACI International, Inc. - Class A(a)	1,177	$381,183
Science Applications International Corp.	2,557	317,886
		699,069
Capital Markets — 27.4%(b)
Bakkt Holdings, Inc.(a)(c)	153,923	343,248
Galaxy Digital Holdings Ltd. (a)	41,730	326,916
MarketAxess Holdings, Inc.	671	196,502
OTC Markets Group, Inc. - Class A	2,444	136,620
Tradeweb Markets, Inc. - Class A	2,753	250,193
Urbana Corp. - Class A	98,738	327,978
WisdomTree Investments, Inc.	37,960	263,063
		1,844,520
Global Exchanges — 38.0%(b)
ASX Ltd.	6,787	292,038
Cboe Global Markets, Inc.	2,222	396,760
Deutsche Boerse AG	2,057	423,779
Japan Exchange Group, Inc.	14,586	308,626
London Stock Exchange Group PLC	2,783	329,019
Nasdaq, Inc.	3,422	198,955
Singapore Exchange Ltd.	39,402	293,626
TMX Group Ltd.	13,019	316,441
		2,559,244
IT Services — 5.5%
Applied Digital Corp.(a)	17,284	116,494
Digital Garage, Inc.	9,658	251,075
		367,569
Securities and Commodities Exchange — 9.5%
CME Group, Inc.	1,386	291,892
Intercontinental Exchange, Inc.	2,729	350,485
		642,377
TOTAL COMMON STOCKS (Cost $5,380,234)		6,112,779

SHORT TERM INVESTMENTS — 9.1%
Deposit Accounts — 9.1%
U.S. Bank Money Market Deposit Account, 5.28%(d)	609,249	609,249
TOTAL SHORT TERM INVESTMENTS (Cost $609,249)		609,249

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.3%
U.S. Bank Money Market Deposit Account, 5.28%(d)	353,373	353,373
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $353,373)		353,373

TOTAL INVESTMENTS — 105.2% (Cost $6,342,856)		7,075,401
Liabilities in Excess of Other Assets — (5.2)%		(346,353)
TOTAL NET ASSETS — 100.0%		$6,729,048

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

EUR	Euro

(a)	Non-income producing security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(c)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $315,208 which represented 4.7% of net assets.

(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Schedule of Investments

December 31, 2023 (Continued)

COUNTRY	Percentage of Net Assets
United States	48.2%
Japan	8.3%
Canada	9.5%
Germany	6.3%
Australia	4.3%
Singapore	4.4%
Cayman Islands	4.9%
United Kingdom	4.9%
Total Country	90.8%
SHORT-TERM INVESTMENTS	9.1%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	5.3%
TOTAL INVESTMENTS	105.2%
Other assets and liabilities, net	-5.2%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 95.6%
Cosmetics & Toiletries — 0.7%
Haleon PLC - ADR(a)	14,082	$115,895

Diagnostic Equipment — 0.7%
Pacific Biosciences of California, Inc.(b)	11,517	112,982

Medical Imaging Systems — 0.4%
GE HealthCare Technologies, Inc.	960	74,227

Medical-Biomedical-Genetics — 36.2%(c)
2seventy bio, Inc.(b)	17,275	73,764
Allogene Therapeutics, Inc.(b)	19,194	61,613
Alnylam Pharmaceuticals, Inc.(b)	2,880	551,261
Amgen, Inc.	3,359	967,459
Beam Therapeutics, Inc.(b)	9,597	261,230
Bicycle Therapeutics PLC - ADR(b)	14,396	260,280
Biogen, Inc.(b)	3,119	807,104
Bluebird Bio, Inc.(b)	36,468	50,326
CRISPR Therapeutics AG(a)(b)	10,557	660,868
Editas Medicine, Inc.(b)	31,670	320,817
Immune Pharmaceuticals, Inc.(b)(d)	1	—
Intellia Therapeutics, Inc.(b)	14,396	438,934
Ionis Pharmaceuticals, Inc.(b)	12,476	631,161
Lantern Pharma, Inc.(b)	28,791	123,225
Mural Oncology PLC(b)	2,304	13,640
Rain Oncology, Inc.(b)	23,992	28,790
Regeneron Pharmaceuticals, Inc.(b)	720	632,369
Replimune Group, Inc.(b)	14,396	121,358
Salarius Pharmaceuticals, Inc.(b)	31,094	19,900
		6,024,099
Medical-Drugs — 57.0%(c)
AbbVie, Inc.	7,678	1,189,860
Alkermes PLC(b)	23,033	638,935
AstraZeneca PLC - ADR	12,476	840,259
Bristol-Myers Squibb Co.	17,755	911,009
Eli Lilly & Co.	3,359	1,958,028
Galectin Therapeutics, Inc.(b)	53,742	89,212
GSK PLC - ADR	11,265	417,481
Johnson & Johnson	5,759	902,666
Merck & Co., Inc.	6,718	732,396
Novartis AG - ADR	9,597	969,009
Pfizer, Inc.	25,912	746,006
Vanda Pharmaceuticals, Inc.(b)	25,912	109,349
		9,504,210
Medical-Generic Drugs — 0.6%
Sandoz Group AG - ADR(b)	1,920	61,459
Viatris, Inc.	3,572	38,685
		100,144
TOTAL COMMON STOCKS (Cost $9,426,915)		15,931,557

SHORT TERM INVESTMENTS — 4.2%
Deposit Accounts — 4.2%
U.S. Bank Money Market Deposit Account, 5.28%(e)	702,698	702,698
TOTAL SHORT TERM INVESTMENTS (Cost $702,698)		702,698

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.5%
U.S. Bank Money Market Deposit Account, 5.28%(e)	407,799	407,799
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $407,799)		407,799

TOTAL INVESTMENTS — 102.3% (Cost $10,537,412)		$17,042,054
Liabilities in Excess of Other Assets — (2.3)%		(376,497)
TOTAL NET ASSETS — 100.0%		$16,665,557

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

PLC	Public Limited Company

(a)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $390,174 which represented 2.3% of net assets.

(b)	Non-income producing security.

(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Schedule of Investments

December 31, 2023 (Continued)

(d)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2023.

(e)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate shown is the annualized seven-day yield at period end.

COUNTRY	Percentage of Net Assets
United States	71.7%
Switzerland	10.2%
United Kingdom	9.8%
Ireland	3.9%
Total Country	95.6%
SHORT-TERM INVESTMENTS	4.2%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	2.5%
TOTAL INVESTMENTS	102.3%
Other assets and liabilities, net	-2.3%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 96.7%
Pre-Combination Special Purpose Acquisition Companies — 96.7%
99 Acquisition Group, Inc. - Class A(a)	50,000	$509,500
Alchemy Investments Acquisition Corp. 1(a)	50,000	532,000
Alpha Partners Technology Merger Corp. - Class A(a)	79,500	850,650
Ares Acquisition Corp. II(a)	53,710	560,732
Arrowroot Acquisition Corp. - Class A(a)	77,000	806,960
Bayview Acquisition Corp.(a)	50,000	506,000
Bowen Acquisition Corp.(a)	79,000	815,280
Bukit Jalil Global Acquisition 1 Ltd.(a)	50,000	521,000
Chenghe Acquisition Co. - Class A(a)	75,141	826,551
Colombier Acquisition Corp. II(a)	50,000	504,000
Concord Acquisition Corp. II - Class A(a)	75,000	778,500
ESH Acquisition Corp. - Class A(a)	40,000	409,400
Feutune Light Acquisition Corp. - Class A(a)	69,072	746,668
Golden Star Acquisition Corp.(a)	48,000	500,160
Gores Holdings IX, Inc. - Class A(a)	70,567	740,954
Haymaker Acquisition Corp. 4(a)	80,400	825,708
Inflection Point Acquisition Corp. II - Class A(a)	50,000	516,500
Israel Acquisitions Corp. - Class A(a)	30,839	329,670
Keen Vision Acquisition Corp.(a)	23,200	239,656
Nabors Energy Transition Corp. II(a)	75,000	780,375
Project Energy Reimagined Acquisition Corp.(a)	53,500	566,030
Quetta Acquisition Corp.(a)	39,154	395,455
Screaming Eagle Acquisition Corp. - Class A(a)	58,159	616,485
SilverBox Corp. III - Class A(a)	67,000	692,780
Spark I Acquisition Corp.(a)	30,000	304,200
Spring Valley Acquisition Corp. II - Class A(a)	76,000	823,840
TOTAL COMMON STOCKS (Cost $15,322,815)		15,699,054

	Shares	Value
RIGHTS — 0.2%
Bowen Acquisition Corp., Expires 01/14/2025, Exercise Price $10.00(a)	44,000	$5,291
Bukit Jalil Global Acquisition 1 Ltd., Expires 05/02/2024, Exercise Price $10.00(a)	50,000	7,525
ESH Acquisition Corp., Expires 12/13/2024, Exercise Price $10.00(a)	40,000	5,020
Golden Star Acquisition Corp., Expires 03/30/2025, Exercise Price $10.00(a)	48,000	8,640
Quetta Acquisition Corp., Expires 11/30/2024, Exercise Price $1.00(a)	3,000	3,900
TOTAL RIGHTS (Cost $32,994)		30,376

WARRANTS — 0.1%
99 Acquisition Group, Inc., Expires 08/25/2028, Exercise Price $11.50(a)	50,000	800
Alchemy Investments Acquisition Corp. 1, Expires 11/30/2027, Exercise Price $11.50(a)	25,000	3,750
Bukit Jalil Global Acquisition 1 Ltd., Expires 05/02/2029, Exercise Price $11.50(a)	25,000	1,962
Inflection Point Acquisition Corp. II, Expires 08/31/2029, Exercise Price $11.50(a)	25,000	2,500
Keen Vision Acquisition Corp., Expires 03/15/2028, Exercise Price $11.50(a)	23,200	928
Spark I Acquisition Corp., Expires 08/01/2030, Exercise Price $11.50(a)	15,000	1,800
TOTAL WARRANTS (Cost $14,251)		11,740

SHORT TERM INVESTMENTS — 3.1%
Deposit Accounts — 3.1%
U.S. Bank Money Market Deposit Account — 5.28%(b)	504,643	504,643
TOTAL SHORT TERM INVESTMENTS (Cost $504,643)		504,643

TOTAL INVESTMENTS — 100.1% (Cost $15,874,703)		16,245,813
Liabilities in Excess of Other Assets — (0.1)%		(10,659)
TOTAL NET ASSETS — 100.0%		$16,235,154

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Schedule of Investments

December 31, 2023 (Continued)

COUNTRY	Percentage of Net Assets
Cayman Islands	64.1%
United States	31.2%
Virgin Islands	1.4%
Total Country	96.7%
SHORT-TERM INVESTMENTS	3.1%
RIGHTS	0.2%
WARRANTS	0.1%
TOTAL INVESTMENTS	100.1%
Other assets and liabilities, net	-0.1%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Energy and Remediation ETF

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS — 95.5%
Chemicals-Specialty — 2.0%
Ecolab, Inc.	330	$65,455

Diagnostic Kits — 1.8%
IDEXX Laboratories, Inc.(a)	105	58,280

Electronic Measuring Instruments — 4.2%
Badger Meter, Inc.	440	67,923
Itron, Inc.(a)	920	69,469
		137,392
Engineering-Researcg & Develoment Services — 1.7%
Fluor Corp.(a)	1,430	56,013

Machinery-Electrical — 1.7%
Franklin Electric Co., Inc.	555	53,641

Machinery-General Industrial — 1.6%
IDEX Corp.	230	49,935

Machinery-Pumps — 5.6%
Flowserve Corp.	1,495	61,624
Watts Water Technologies, Inc. - Class A	295	61,460
Xylem, Inc./NY	500	57,180
		180,264
Oil Companies -Exploration & Production — 26.7%(b)
Chesapeake Energy Corp.	1,425	109,639
ConocoPhillips	1,100	127,677
Diamondback Energy, Inc.	850	131,818
EOG Resources, Inc.	970	117,322
Oil Companies -Exploration & Production — 26.7%(b) (continued)
EQT Corp.	3,705	143,235
Occidental Petroleum Corp.	1,905	113,748
Pioneer Natural Resources Co.	550	123,684
		867,123
Oil Comp-Integrated — 7.1%
Exxon Mobil Corp.	1,176	117,576
Suncor Energy, Inc.	3,465	111,019
		228,595
Oil-Field Services — 19.6%
Calfrac Well Services, Ltd.(a)	11,935	40,459
CES Energy Solutions Corp.	24,705	64,638
Enerflex, Ltd.	8,325	38,878
Liberty Energy, Inc.	3,465	62,855
Oil States International, Inc.(a)	11,300	76,727
Schlumberger, Ltd.	2,115	110,065
Secure Energy Services, Inc.	8,705	62,254
STEP Energy Services, Ltd.(a)(c)	16,600	49,349
TETRA Technologies, Inc.(a)	13,600	61,472
Trican Well Service, Ltd.	22,415	70,037
		636,734
Oil-US Royalty Trusts — 10.2%
Permian Basin Royalty Trust	4,760	66,449
PrairieSky Royalty, Ltd.	6,955	122,369
Sabine Royalty Trust	493	33,455
San Juan Basin Royalty Trust(d)	3,033	15,408
Texas Pacific Land Corp.	60	94,347
		332,028
Pipelines — 8.1%
Cheniere Energy, Inc.	785	134,007
Williams Cos., Inc.	3,655	127,304
		261,311
Water Treatment Systems — 5.2%
Energy Recovery, Inc.(a)	2,440	45,970
Pentair PLC	945	68,711
Veralto Corp.	666	54,785
		169,466
TOTAL COMMON STOCKS (Cost $3,144,803)		3,096,237

SHORT TERM INVESTMENTS — 4.4%
Deposit Accounts — 4.4%
U.S. Bank Money Market Deposit Account, 5.28%(e)	144,452	144,452
TOTAL SHORT TERM INVESTMENTS (Cost $144,452)		144,452

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Energy and Remediation ETF

Schedule of Investments

December 31, 2023 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SEC LENDING — 0.5%
U.S. Bank Money Market Deposit Account, 5.28%(e)	15,183	$15,183
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SEC LENDING (Cost $15,183)		15,183

TOTAL INVESTMENTS — 100.4% (Cost $3,304,438)		3,255,872
Liabilities in Excess of Other Assets — (0.4)%		(12,713)
TOTAL NET ASSETS — 100.0%		$3,243,159

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $49,349 or 1.5% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $14,691 which represented 0.5% of net assets.

(e)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate shown is the annualized seven-day yield at period end.

COUNTRY	Percentage of Net Assets
United States	72.7%
Canada	17.3%
Curacao	3.4%
Ireland	2.1%
Total Country	95.5%
SHORT-TERM INVESTMENTS	4.4%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	0.5%
TOTAL INVESTMENTS	100.4%
Other assets and liabilities, net	-0.4%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Assets and Liabilities

December 31, 2023

	Horizon Kinetics Inflation Beneficiaries ETF	Horizon Kinetics Blockchain Development ETF
Assets
Investments, at value(1)(2)	$674,456,036	$7,075,401
Receivable for investment securities sold	13,535,874	—
Dividends and interest receivable	1,154,441	10,466
Dividend tax reclaim receivable	434,550	—
Securities lending income receivable	4,317	881
Total assets	689,585,218	7,086,748

Liabilities
Payable for fund shares redeemed	14,196,390	—
Payable for collateral on securities loaned (Note 7)	861,894	353,373
Payable to Adviser	504,123	4,327
Withholding tax payable	110,843	—
Total liabilities	15,673,250	357,700
Net Assets	$673,911,968	$6,729,048

Net Assets Consists of:
Paid-in capital	$737,277,874	$6,346,438
Total distributable earnings (accumulated losses)	(63,365,906)	382,610
Net Assets	$673,911,968	$6,729,048

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	21,375,000	275,000
Net Asset Value, redemption price and offering price per share	$31.53	$24.47

(1) Includes loaned securities with a value of:	$831,016	$315,208
(2) Cost of investments	703,277,686	6,342,856

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Assets and Liabilities

December 31, 2023 (Continued)

	Horizon Kinetics Medical ETF	Horizon Kinetics SPAC Active ETF	Horizon Kinetics Energy and Remediation ETF
Assets
Investments, at value(1)(2)	$17,042,054	$16,245,813	$3,255,872
Dividends and interest receivable	6,937	1,313	4,924
Dividend tax reclaim receivable	36,721	—	—
Securities lending income receivable	123	—	95
Total assets	17,085,835	16,247,126	3,260,891

Liabilities
Payable for collateral on securities loaned (Note 7)	407,799	—	15,183
Payable to Adviser	12,479	11,972	2,346
Payable for investment securities purchased	—	—	203
Total liabilities	420,278	11,972	17,732
Net Assets	$16,665,557	$16,235,154	$3,243,159

Net Assets Consists of:
Paid-in capital	$10,193,727	$16,184,293	$3,293,442
Total distributable earnings (accumulated losses)	6,471,830	50,861	(50,283)
Net Assets	$16,665,557	$16,235,154	$3,243,159

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	594,946	167,484	125,000
Net Asset Value, redemption price and offering price per share	$28.01	$96.94	$25.95

(1) Includes loaned securities with a value of:	$390,174	$—	$14,691
(2) Cost of investments	10,537,412	15,874,703	3,304,438

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Operations

For the Year Ended December 31, 2023

	Horizon Kinetics Inflation Beneficiaries ETF	Horizon Kinetics Blockchain Development ETF
Investment Income
Dividend income (net of withholding tax of $2,171,136 and $2,160 respectively)	$22,856,733	$52,932
Dividend reclaims	878,355	—
Interest income	790,935	14,430
Securities lending income, net	128,594	4,920
Total investment income	24,654,617	72,282

Expenses
Investment advisory fees	8,679,609	26,881
Total expenses	8,679,609	26,881
Net investment income	15,975,008	45,401

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	16,668,897	(86,740)
Foreign currency transactions	16,055	(129)
Net realized gain (loss) on investments and foreign currency:	16,684,952	(86,869)
Net change in unrealized appreciation/depreciation on:
Investments	(30,520,494)	969,709
Foreign currency translation	4,684	4
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(30,515,810)	969,713
Net realized and unrealized gain/(loss) on investments and foreign currency	(13,830,858)	882,844
Net increase (decrease) in net assets from operations	$2,144,150	$928,245

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Operations

For the Year or Period Ended December 31, 2023 (Continued)

	Horizon Kinetics Medical ETF	Horizon Kinetics SPAC Active ETF	Horizon Kinetics Energy and Remediation ETF (1)
Investment Income
Dividend income (net of withholding tax of $3,396, $—, and $2,418 respectively)	$359,868	$—	$56,151
Interest income	37,189	43,866	7,281
Securities lending income, net	2,353	—	459
Total investment income	399,410	43,866	63,891

Expenses
Investment advisory fees	164,729	118,541	20,803
Blue Sky expense	18,250	23,659	—
Legal expense	13,777	—	—
Other expenses	4,476	4,951	—
Total expenses	201,232	147,151	20,803
Less fees waived by the Adviser	(42,468)	(36,759)	—
Net expenses	158,764	110,392	20,803
Net investment Income (Loss)	240,646	(66,526)	43,088

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,465,942	144,306	98,226
Foreign currency transactions	—	—	4
Net realized gain (loss) on investments and foreign currency:	1,465,942	144,306	98,230
Net change in unrealized appreciation/depreciation on:
Investments	(2,881,253)	685,225	(48,565)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,881,253)	685,225	(48,565)
Net realized and unrealized gain/(loss) on investments and foreign currency	(1,415,311)	829,531	49,665
Net increase (decrease) in net assets from operations	$(1,174,665)	$763,005	$92,753

(1)	The Fund commenced operations on February 21, 2023.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
From Operations
Net investment income	$15,975,008	$21,211,514
Net realized gain on investments and foreign currency transactions	16,684,952	28,265,648
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(30,515,810)	(48,077,330)
Net increase in net assets resulting from operations	2,144,150	1,399,832

From Distributions
Distributable earnings	(15,203,112)	(22,124,800)
Total distributions	(15,203,112)	(22,124,800)

From Capital Share Transactions
Proceeds from shares sold	26,617,590	640,032,713
Cost of shares redeemed	(613,869,710)	(213,596,625)
Net increase/(decrease) in net assets resulting from capital share transactions	(587,252,120)	426,436,088

Total Increase/(decrease) in Net Assets	(600,311,082)	405,711,120

Net Assets
Beginning of period	1,274,223,050	868,511,930
End of period	$673,911,968	$1,274,223,050

Changes in Shares Outstanding
Shares outstanding, beginning of period	40,500,000	27,825,000
Shares sold	825,000	19,750,000
Shares redeemed	(19,950,000)	(7,075,000)
Shares outstanding, end of period	21,375,000	40,500,000

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
From Operations
Net investment income	$45,401	$7,337
Net realized loss on investments and foreign currency transactions	(86,869)	(261,629)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	969,713	(237,168)
Net increase/(decrease) in net assets resulting from operations	928,245	(491,460)

From Distributions
Distributable earnings	(46,741)	(7,434)
Total distributions	(46,741)	(7,434)

From Capital Share Transactions
Proceeds from shares sold	3,874,615	2,471,823
Net increase in net assets resulting from capital share transactions	3,874,615	2,471,823

Total Increase in Net Assets	4,756,119	1,972,929

Net Assets
Beginning of period	1,972,929	—
End of period	$6,729,048	$1,972,929

Changes in Shares Outstanding
Shares outstanding, beginning of period	100,000	—
Shares sold	175,000	100,000
Shares redeemed	—	—
Shares outstanding, end of period	275,000	100,000

(1)	The Fund commenced operations on August 1, 2022.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
From Operations
Net investment income	$240,646	$155,197
Net realized gain on investments and foreign currency transactions	1,465,942	267,028
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(2,881,253)	313,715
Net increase/(decrease) in net assets resulting from operations	(1,174,665)	735,940

From Distributions
MEDX *
Distributable earnings	(977,063)	(316,610)
Total Distributions	(977,063)	(316,610)

From Capital Share Transactions
MEDX *
Proceeds from shares sold	1,561,025	3,520,627
Reinvestment of dividends	—	309,042
Cost of shares redeemed	(2,023,265)	(1,077,655)
Redemption fees	—	13
Predecessor Fund - Advisor Class A
Proceeds from shares sold	—	12,801
Cost of shares redeemed	—	(2,272,668)
Redemption fees	—	2
Predecessor Fund - Advisor Class C
Proceeds from shares sold	—	—
Cost of shares redeemed	—	(36,854)
Net increase/(decrease) in net assets resulting from capital share transactions	(462,240)	455,308

Total increase/(decrease) in Net Assets	(2,613,968)	874,638

Net Assets
Beginning of period	19,279,525	18,404,887
End of period	$16,665,557	$19,279,525

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Changes in Shares Outstanding
MEDX *
Shares outstanding, beginning of period	611,165	525,906
Shares sold	50,343	110,258
Shares reinvested	—	9,774
Shares redeemed	(66,562)	(34,773)
Shares outstanding, end of period	594,946	611,165
Predecessor Fund - Advisor Class A
Shares outstanding, beginning of period	—	74,172
Shares sold	—	460
Shares redeemed	—	(74,632)
Shares outstanding, end of period	—	—
Predecessor Fund - Advisor Class C
Shares outstanding, beginning of period	—	1,273
Shares sold	—	—
Shares redeemed	—	(1,273)
Shares outstanding, end of period	—	—

*	2022 amounts represent activity for the No Load Class of the Predecessor Fund. See Note 9.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
From Operations
Net investment income (loss)	$(66,526)	$73,142
Net realized gain on investments and foreign currency transactions	144,306	5,423
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	685,225	(401,371)
Net increase/(decrease) in net assets resulting from operations	763,005	(322,806)

From Distributions
SPAQ *
Distributable earnings	(423,706)	(63,497)
Predecessor Fund - Advisor Class A
Distributable earnings	—	(1,377)
Predecessor Fund - Advisor Class C
Distributable earnings	—	(573)
Predecessor Fund - Institutional Class
Distributable earnings	—	(13,474)
Total Distributions	(423,706)	(78,921)

From Capital Share Transactions
SPAQ *
Proceeds from shares sold	9,580,496	8,105,652
Reinvestment of dividends	—	58,299
Cost of shares redeemed	(1,068,712)	(3,266,779)
Redemption fees	—	68
Predecessor Fund - Advisor Class A
Proceeds from shares sold	—	2,884,542
Reinvestment of dividends	—	1,359
Cost of shares redeemed	—	(3,626,333)
Redemption fees	—	18
Predecessor Fund - Advisor Class C
Proceeds from shares sold	—	—
Reinvestment of dividends	—	558
Cost of shares redeemed	—	(762,104)
Redemption fees	—	18

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Predecessor Fund - Institutional Class
Proceeds from shares sold	—	20,805
Reinvestment of dividends	—	13,474
Cost of shares redeemed	—	(3,924,567)
Redemption fees	—	103
Net increase/(decrease) in net assets resulting from capital share transactions	8,511,784	(494,887)

Total Increase/(Decrease) in Net Assets	8,851,083	(896,614)

Net Assets
Beginning of period	7,384,071	8,280,685
End of period	$16,235,154	$7,384,071

Changes in Shares Outstanding
SPAQ *
Shares outstanding, beginning of period	78,630	26,548
Shares sold	100,000	85,968
Shares reinvested	—	621
Shares redeemed	(11,146)	(34,507)
Shares outstanding, end of period	167,484	78,630
Predecessor Fund - Advisor Class A
Shares outstanding, beginning of period	—	7,985
Shares sold	—	31,106
Shares reinvested	—	15
Shares redeemed	—	(39,106)
Shares outstanding, end of period	—	—
Predecessor Fund - Advisor Class C
Shares outstanding, beginning of period	—	8,603
Shares sold	—	—
Shares reinvested	—	6
Shares redeemed	—	(8,609)
Shares outstanding, end of period	—	—
Predecessor Fund - Institutional Class
Shares outstanding, beginning of period	—	40,611
Shares sold	—	217
Shares reinvested	—	141
Shares redeemed	—	(40,969)
Shares outstanding, end of period	—	—

*	2022 amounts represent activity for the No Load Class of the Predecessor Fund. See Note 9.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Energy and Remediation ETF

Statement of Changes in Net Assets

Period Ended December 31, 2023(1)
From Operations
Net investment income	$43,088
Net realized gain on investments and foreign currency transactions	98,230
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(48,565)
Net increase in net assets resulting from operations	92,753

From Distributions
Distributable earnings	(43,551)
Total distributions	(43,551)

From Capital Share Transactions
Proceeds from shares sold	4,492,892
Reinvestment of dividends	—
Cost of shares redeemed	(1,298,935)
Net increase in net assets resulting from capital share transactions	3,193,957

Total Increase in Net Assets	3,243,159

Net Assets
Beginning of period	—
End of period	$3,243,159

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	175,000
Shares redeemed	(50,000)
Shares outstanding, end of period	125,000

(1)	The Fund commenced operations on February 21, 2023.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$31.46	$31.21	$25.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.49	0.53	0.30
Net realized and unrealized gain (loss) on investments(8)	0.08	0.24	6.19
Total from investment operations	0.57	0.77	6.49

Less distributions paid:
From net investment income	(0.50)	(0.52)	(0.27)
From net realized gains	—	—	(0.01)
Total distributions paid	(0.50)	(0.52)	(0.28)

Net Asset Value, End of Period	$31.53	$31.46	$31.21

Total return, at NAV(3)(5)	1.86%	2.57%	26.05%
Total return, at Market(4)(5)	1.61%	2.66%	26.03%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$673,912	$1,274,223	$868,512

Ratio of expenses to average net assets(6)	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets(6)	1.56%	1.73%	1.02%
Portfolio turnover rate (5)(7)	10%	9%	0	%(9)

(1)	The Fund commenced operations on January 11, 2021.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
Net Asset Value, Beginning of Period	$19.73	$25.23

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.31	0.08
Net realized and unrealized gain (loss) on investments	4.60	(5.51)
Total from investment operations	4.91	(5.43)

Less distributions paid:
From net investment income	(0.17)	(0.07)
Total distributions paid	(0.17)	(0.07)

Net Asset Value, End of Period	$24.47	$19.73

Total return, at NAV(3)(5)	24.86%	(21.50)%
Total return, at Market(4)(5)	24.97%	(21.31)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,729	$1,973

Ratio of expenses to average net assets(6)	0.85%	0.87	%(8)
Ratio of net investment income (loss) to average net assets(6)	1.44%	0.90%
Portfolio turnover rate (5)(7)	10%	5%

(1)	The Fund commenced operations on August 1, 2022.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(8)	Ratio of expenses to average net assets includes tax expense of 0.02% for the period ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Medical ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Asset Value, Beginning of Year	$31.55	$30.78	$28.13	$26.53	$23.47

Income (Loss) from investment operations:
Net investment income (loss)(1)	0.40	0.27	0.25	0.29	0.33
Net realized and unrealized gain (loss) on investments	(2.30)	1.02	2.73	2.11	3.43
Total from investment operations	(1.90)	1.29	2.98	2.40	3.76

Less distributions paid:
From net investment income	(0.40)	(0.36)	(0.26)	(0.31)	(0.35)
From net realized gains	(1.24)	(0.16)	(0.07)	(0.49)	(0.35)
Total distributions paid	(1.64)	(0.52)	(0.33)	(0.80)	(0.70)

Capital share transactions:
Redemption Fees(4)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$28.01	$31.55	$30.78	$28.13	$26.53

Total return, at NAV(2)	(6.03)%	4.21%	10.59%	9.04%	16.04%
Total return, at Market(3)	(6.27)%	N/A	N/A	N/A	N/A

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$16,666	$19,280	$16,188	$15,462	$15,442

Ratio of expenses to average net assets
Before expense reimbursement	1.08%	2.21%	2.18%	2.26%	2.34%
After expense reimbursement(6)	0.85%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets	1.29%	0.89%	0.84%	1.12%	1.34%
Portfolio turnover rate (5)	15%	3%	1%	7%	6%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(3)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the Nasdaq Stock Market. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the Nasdaq Stock Market.

(4)	Amount calculated is less than $0.005.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(6)	See Note #3, Investment Advisory and Other Agreements, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics SPAC Active ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Asset Value, Beginning of Year	$93.91		$98.92	$100.24	$98.28	$97.46

Income (Loss) from investment operations:
Net investment income (loss)(1)	(0.36)		0.89	(0.15)	0.25	1.39
Net realized and unrealized gain (loss) on investments	5.92		(4.92)	(1.17)	1.91	1.01
Total from investment operations	5.56		(4.03)	(1.32)	2.16	2.40

Less distributions paid:
From net investment income	(2.50)		(0.87)	—	(0.22)	(1.58)
From net realized gains	(0.03)		(0.11)	—	—	—
Total distributions paid	(2.53)		(0.98)	—	(0.22)	(1.58)

Capital share transactions:
Redemption fees	—		0.00 (4)	0.00 (4)	0.02	—

Net Asset Value, End of Year	$96.94		$93.91	$98.92	$100.24	$98.28

Total return, at NAV(2)	5.92%		(4.07)%	(1.32)%	2.23%	2.47%
Total return, at Market(3)	6.14%		N/A	N/A	N/A	N/A

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$16,235		$7,384	$2,626	$2,642	$3,482

Ratio of expenses to average net assets
Before expense reimbursement	1.05%		2.76%	2.35%	2.16%	2.01%
After expense reimbursement(7)	0.79%		0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.48)%		0.93%	(0.15)%	0.25%	1.14%
Portfolio turnover rate (5)	179	%(6)	0%	0%	0%	0%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(3)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the Nasdaq Stock Market. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the Nasdaq Stock Market.

(4)	Amount calculated is less than $0.005.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(6)	Excludes purchases in the amount of $2,519,570 and sales in the amount of $5,569,517 due to the Fund’s change in investment strategy (See Note 1).

(7)	See Note #3, Investment Advisory and Other Agreements, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Energy and Remediation ETF

Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$24.71

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.39
Net realized and unrealized gain (loss)	1.20
Total from investment operations	1.59

Less distributions paid:
From net investment income	(0.35)
Total distributions paid	(0.35)

Net Asset Value, End of Period	$25.95

Total return, at NAV(3)(5)	6.39%
Total return, at Market(4)(5)	6.36%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$3,243

Ratio of expenses to average net assets(6)	0.85%
Ratio of net investment income (loss) to average net assets(6)	1.76%
Portfolio turnover rate (5)(7)	2%

(1)	The Fund commenced operations on February 21, 2023.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023

1.	ORGANIZATION

Horizon Kinetics Inflation Beneficiaries ETF (“INFL”), Horizon Kinetics Blockchain Development ETF (“BCDF”), Horizon Kinetics Medical ETF (“MEDX”), Horizon Kinetics SPAC Active ETF (“SPAQ”), and Horizon Kinetics Energy and Remediation ETF (“NVIR”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

INFL is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital growth in real (inflation-adjusted) terms. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of domestic and foreign companies that are expected to benefit, either directly or indirectly, from rising prices (inflation).

BCDF is an actively managed ETF that seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in equity securities that to benefit, either directly or indirectly, from the use of blockchain technology in connection with the issuance, facilitation, custody, trading and administration of digital assets, including cryptocurrencies.

MEDX is an actively managed ETF that seeks long-term growth of capital. The Fund will invest primarily in patented first line pharmaceuticals and biologics as these products tend to have high profit margins and significant barriers to entry. The Fund employs a long-term perspective, seeking to capture returns of both intrinsic valuation realization and scientific discovery.

SPAQ is an actively managed ETF that seeks to generate realized capital gains in excess of short-term interest rates on a risk adjusted basis that pursues its investment objective primarily by investing, under normal circumstances, in special purpose acquisition companies (“SPACs”) that Ryan Heritage, LLP, the Fund’s investment sub-adviser (the “Sub-Adviser”), believes will generate net realized capital gains in excess of the income derived from bank certificates of deposit with similar maturities.

NVIR is an actively managed ETF that seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of domestic and foreign companies expected to benefit, either directly or indirectly, from the increasing focus on climate change and environmentally sensitive carbon-based energy production. The Fund employs a dual, reality-based mandate: (1) companies that produce carbon-based energy positioned to benefit from long-term global demand growth and developing structural supply insufficiency, and (2) remediation companies with existing and/or developing technologies that can alleviate the negative environmental impacts derived from the production and consumption of hydrocarbons.

MEDX and SPAQ are the successors in interest to the Kinetics Medical Fund (the “Medical Fund”) and Kinetics Alternative Income Fund (the “Alternative Income Fund”), respectively, each a series of Kinetics Mutual Funds, Inc., (the “Predecessor Funds”) pursuant to a tax-free reorganization that took place at 7:01 p.m. Eastern Time on January 27, 2023. MEDX is the accounting and performance information successor of the Kinetics Medical Fund. SPAQ is the accounting information successor of the Kinetics Alternative Income Fund, but it has a different investment objective and strategy. Costs incurred by the Funds in connection with the reorganization were paid by Horizon Kinetics Asset Management LLC (“Horizon Kinetics” or “Adviser”), the Funds’ Investment Adviser. See Note 9 for additional information.

Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by the Adviser.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
Horizon Kinetics Inflation Beneficiaries ETF
Investments:
Common Stocks*	$642,677,766	$—	$—	$642,677,766
Partnerships*	5,382,453	—	—	5,382,453
Deposit Accounts	25,533,923	—	—	25,533,923
Investments Purchased with Proceeds from Securities Lending	861,894	—	—	861,894
Total Investments	$674,456,036	$—	$—	$674,456,036

	Level 1	Level 2	Level 3	Total
Horizon Kinetics Blockchain Development ETF
Investments:
Common Stocks*	$6,112,779	$—	$—	$6,112,779
Deposit Accounts	609,249	—	—	609,249
Investments Purchased with Proceeds from Securities Lending	353,373	—	—	353,373
Total Investments	$7,075,401	$—	$—	$7,075,401

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

	Level 1	Level 2	Level 3		Total
Horizon Kinetics Medical ETF
Investments:
Common Stocks*	$15,931,557	$—	$—	^	$15,931,557
Deposit Accounts	702,698	—	—		702,698
Investments Purchased with Proceeds from Securities Lending	407,799	—	—		407,799
Total Investments	$17,042,054	$—	$—		$17,042,054

	Level 1	Level 2	Level 3	Total
Horizon Kinetics SPAC Active ETF
Investments:
Common Stocks*	$12,630,571	$3,068,483	$—	$15,699,054
Deposit Accounts	504,643	—	—	504,643
Rights	3,900	26,476	—	30,376
Warrants	9,940	1,800	—	11,740
Total Investments	$13,149,054	$3,096,759	$—	$16,245,813

	Level 1	Level 2	Level 3	Total
Horizon Kinetics Energy and Remediation ETF
Investments:
Common Stocks*	$3,096,237	$—	$—	$3,096,237
Deposit Accounts	144,452	—	—	144,452
Investments Purchased with Proceeds from Securities Lending	15,183	—	—	15,183
Total Investments	$3,255,872	$—	$—	$3,255,872

*	See Schedule of Investments for sector classifications.

^

The Fund held a Level 3 security at the end of the period valued at $0. The security classified as Level 3 is deemed immaterial and did not warrant a disclosure of significant unobservable valuation inputs.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pays out dividends from net investment income, if any, at least quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2023, the Funds’ most recent fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal period. At December 31, 2023, the Funds’ fiscal period end, the tax periods from previous three fiscal years (or commencement of operations, if shorter) remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Horizon Kinetics, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. Horizon Kinetics has agreed to pay all expenses of the Funds except the fee paid to Horizon Kinetics under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

For the period January 1, 2023 through January 27, 2023, the Predecessor Funds were obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% for the Medical Fund, and 0.90% for the Alternative Income Fund of the average daily net assets of each Fund. The Predecessor Funds’ Advisory Agreement was terminated as of the tax-free reorganization that took place at 7:01 p.m. Eastern Time on January 27, 2023. Advisory fees accrued during this period were $18,232 and $4,909 for MEDX and SPAQ, respectively.

The Adviser previously agreed to waive management fees and reimburse Predecessor Medical Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.39%, excluding acquired fund fees and expenses (“AFFE”). The Adviser previously agreed to waive management fees and reimburse Predecessor Alternative Income Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 0.95%, excluding AFFE. These Predecessor Fund waivers and reimbursements terminated upon the closing of the reorganization. Fees waived during this period were $42,468 for MEDX and $36,759 for SPAQ. These amounts are not subject to recoupment.

The Sub-Adviser, a Delaware limited liability company serves as the sub-adviser to SPAQ. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, at an annual rate of 0.425% of the average daily net assets of the SPAQ ETF.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

For the period January 1, 2023 to January 27, 2023, the distributor of the Predecessor Funds was Kinetics Funds Distributor, LLC, an affiliate of the Adviser. There were no distribution fees paid for the Predecessor Funds during that period.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees. The Administrative fees and Transfer Agent fees as presented on the Statements of Operations are all pursuant to prior agreements of the Predecessor Funds, as detailed below.

For the period January 1, 2023 to January 27, 2023, Fund Services served as the Predecessor Funds’ administrator, transfer agent and fund accountant pursuant to a Fund Servicing Agreement and U.S. Bank N.A. served as the Predecessor Funds’ custodian. For the period January 1, 2023 to January 27, 2023, Fund Services received the following fee from each Predecessor Fund as presented on the Statements of Operations:

	MEDX	SPAQ
Administrative Fees	$2,758	$2,500
Fund Accounting Fees	449	164
Transfer Agent Fees	837	1,075
Custody Fees	162	116

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. except for MEDX and SPAQ, which are listed on The Nasdaq Stock Market, LLC, (each an “Exchange” and collectively the “Exchanges”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount, unless determined otherwise at the discretion of the Adviser. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

For the Fiscal Year/Period Ended December 31, 2023	Ordinary Income (1)	Long-Term Capital Gains
INFL	$15,203,112	$—
BCDF	46,741	—
MEDX	240,580	736,483
SPAQ	423,706	—
NVIR	43,551	—

For the Fiscal Year/Period Ended December 31, 2022	Ordinary Income (1)	Long-Term Capital Gains
INFL	$22,124,800	$—
BCDF	7,434	—
MEDX	219,395	97,215
SPAQ	70,460	8,461
NVIR	N/A	N/A

(1)	Ordinary income includes short-term capital gains.

At December 31, 2023, the Funds’ most recent fiscal period end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Funds were as follows:

	INFL	BCDF	MEDX	SPAQ	NVIR
Federal Tax Cost of Investments	$707,013,331	$6,373,627	$10,613,866	$16,155,956	$3,304,645
Gross Tax Unrealized Appreciation	$48,980,324	$840,979	$7,574,137	$380,270	$161,280
Gross Tax Unrealized Depreciation	(81,536,552)	(139,205)	(1,145,956)	(290,412)	(210,052)
Net Tax Unrealized Appreciation (Depreciation)	(32,556,228)	701,774	6,428,181	89,858	(48,772)
Undistributed Ordinary Income	721,386	26,275	22,301	100,965
Undistributed Tax-Exempt Income	—	—	—	—	—
Undistributed Long-Term Gains			21,348	—
Other Accumulated Gain (Loss)	(31,531,064)	(345,439)	—	(139,962)	(1,511)
Total Distributable Earnings/ (Accumulated Losses)	$(63,365,906)	$382,610	$6,471,830	$50,861	$(50,283)

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and passive foreign investment company mark to market.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. At December 31, 2023, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Short- Term Capital Loss Carryover	Indefinite Long- Term Capital Loss Carryover	Post-October Losses
Horizon Kinetics Inflation Beneficiaries ETF	$(9,415,612)	$(22,115,452)	$—
Horizon Kinetics Blockchain Development ETF	(345,439)	—	—
Horizon Kinetics Medical ETF	—	—	—
Horizon Kinetics SPAC Active ETF	—	(139,962)	—
Horizon Kinetics Energy and Remediation ETF	(1,511)	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences relate primarily to redemption-in-kind transactions and the use of tax equalization. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings (Accumulated Losses)	Paid-In Capital
Horizon Kinetics Inflation Beneficiaries ETF	$(44,370,192)	$44,370,192
Horizon Kinetics Blockchain Development ETF	—	—
Horizon Kinetics Medical ETF	(820,633)	820,633
Horizon Kinetics SPAC Active ETF	17,981	(17,981)
Horizon Kinetics Energy and Remediation ETF	(99,485)	99,485

6.	INVESTMENT TRANSACTIONS

During the most recent fiscal year ended December 31, 2023, the Funds realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
Horizon Kinetics Inflation Beneficiaries ETF	$91,500,892	$(46,796,185)
Horizon Kinetics Blockchain Development ETF	—	—
Horizon Kinetics Medical ETF	748,082	(45,334)
Horizon Kinetics SPAC Active ETF	9643	(51)
Horizon Kinetics Energy and Remediation ETF	128,404	(28,683)

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the most recent Fiscal year ended December 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Horizon Kinetics Inflation Beneficiaries ETF	$97,513,651	$124,153,449	$23,278,218	$582,703,707
Horizon Kinetics Blockchain Development ETF	531,048	302,430	3,160,080	—
Horizon Kinetics Medical ETF	5,025,498	5,593,221	743,039	1,464,687
Horizon Kinetics SPAC Active ETF	37,499,734	28,206,603	1,032,959	905,127
Horizon Kinetics Energy and Remediation ETF	158,661	62,162	4,176,974	1,225,214

7.	SECURITIES LENDING

The Funds may lend domestic and foreign securities in its portfolio to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective May 5, 2021, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105% of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Funds to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Funds, if any, is reflected in each Fund’s Schedule of Investments and is included in the Statements of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Funds is included on the Statements of Assets and Liabilities as “Payable for collateral on securities loaned.” During the most recent fiscal year ended December 31, 2023, the Funds loaned securities and received cash collateral for the loans, which was invested in the U.S. Bank Money Market Deposit Account. The Funds receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Funds and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Funds, and the Custodian, each Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the first $2 million of the Funds’ aggregate net income, 10% of the next $4 million of the Funds’ aggregate net income and 5% of the Funds’ aggregate net income that exceeds $6 million. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statements of Operations as “Securities lending income, net.” The Funds continues to receive interest payments or dividends on the securities loaned during the borrowing period.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

As of December 31, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

	Values of Securities on Loan	Fund Collateral Received*
Horizon Kinetics Inflation Beneficiaries ETF	$831,016	$861,894
Horizon Kinetics Blockchain Development ETF	315,208	353,373
Horizon Kinetics Medical ETF	390,174	407,799
Horizon Kinetics Energy and Remediation ETF	14,691	15,183

*	The cash collateral received was invested in the U.S. Bank Money Market Deposit Account, with an overnight and continuous maturity, as shown on the Schedules of Investments.

8.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading ‘’Principal Investment Risks’’.

9.	AGREEMENT AND PLAN OF REORGANIZATION

On January 23, 2023, shareholders of the Predecessor Funds approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Funds, and Kinetics Mutual Funds, Inc., a Delaware statutory trust, on behalf of the Predecessor Funds. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Funds to the Funds and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Funds by the Funds. Management determined that this transaction was non-taxable, and elected to retain the cost basis of the investments received from the Predecessor Funds for financial reporting and tax purposes. The reorganization was effective as of 7:01 p.m. Eastern Time on January 27, 2023. The following table illustrates the specifics of the reorganization of the Predecessor Funds into the Funds:

MEDX

Predecessor Fund Net Assets	Shares Issued to Shareholders of Predecessor Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$19,354,929(1)	619,946	$—	$19,354,929	Non-taxable

(1)

Includes accumulated net investment income, accumulated realized losses and unrealized appreciation in the amounts of $7,560, $1,950,013 and $7,342,318, respectively. At time of reorganization, MEDX had investments with a market value and cost of $19,274,251 and $11,931,933, respectively.

SPAQ

Predecessor Fund Net Assets	Shares Issued to Shareholders of Predecessor Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$7,360,329(1)	77,484	$—	$7,360,329	Non-taxable

(1)

Includes accumulated net investment income, accumulated realized losses and unrealized depreciation in the amounts of $8,619, $(229,852) and $—, respectively. At time of reorganization, SPAQ had investments with a market value and cost of $7,360,982 and $7,355,982, respectively.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2023 (Continued)

Prior to the close of business on November 18, 2022, the Medical Fund and Alternative Income Fund each also offered Class A and Class C shares, and the Alternative Income Fund also offered Institutional Class shares. After the close of business on November 18, 2022, each of the aforementioned Funds converted their Class A, C and Institutional Class shares, as applicable, into No Load Class shares.

10.	SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2023, through the date of issuance of the Funds’ financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Horizon Kinetics ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Horizon Kinetics ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Horizon Kinetics Inflation Beneficiaries ETF, Horizon Kinetics Blockchain Development ETF, Horizon Kinetics Medical ETF, Horizon Kinetics SPAC Active ETF and Horizon Kinetics Energy and Remediation ETF (the “Funds”), each a series of Listed Funds Trust, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Horizon Kinetics Inflation Beneficiaries ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022 and for the period from January 11, 2021 (commencement of operations) through December 31, 2021
Horizon Kinetics Blockchain Development ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period from August 1, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and for the period from August 1, 2022 (commencement of operations) through December 31, 2022
Horizon Kinetics Medical ETF	For the year ended December 31, 2023
Horizon Kinetics SPAC Active ETF	For the year ended December 31, 2023
Horizon Kinetics Energy and Remediation ETF	For the period from February 21, 2023 (commencement of operations) through December 31, 2023

Horizon Kinetics Medical ETF and Horizon Kinetics SPAC Active ETF’s statements of changes in net assets for the year ended December 31, 2022, and financial highlights for the years ended December 31, 2022, 2021, 2020 and 2019, were audited by other auditors whose report dated March 1, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Horizon Kinetics ETFs

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more investment companies advised by Horizon Kinetics Asset Management LLC since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 29, 2024

Horizon Kinetics Inflation Beneficiaries ETF

Board Consideration and Approval of Continuation of Advisory Agreement

(Unaudited)

At a meeting held on December 4 and 7, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the advisory agreement (the “Agreement”) between Horizon Kinetics Investment Management LLC (the “Adviser”) and the Trust, on behalf of the Horizon Kinetics Inflation Beneficiaries ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act, the continuation of the Agreement after its initial two-year term must be approved annually by: (i) the vote of the Board or shareholders of the Fund and (ii) the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meeting, the Board requested from and reviewed a wide variety of information provided by the Adviser.

In addition to the written materials provided to the Board in advance of the Meeting, during the Meeting representatives from the Adviser provided the Board with an overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel, financial resources, experience, investment processes, potential conflicts of interest and compliance program. The Board considered the Adviser’s presentation and the materials it received in advance of the Meeting, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Board in considering the approval of the Agreement. The Board deliberated on the approval of the Agreement for an additional one-year period in light of this information. Throughout the process, the Board was afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the Agreement and the Independent Trustees’ responsibilities relating thereto.

At the Meeting, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with its shareholders; (vi) any benefits derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangement and the renewal of the Agreement. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided under the Agreement, noting that the Adviser expected to continue to provide substantially similar investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser and the investment management services it has provided to the Fund, as well as other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

In addition to the Adviser’s responsibilities with respect to implementing the Fund’s investment program, the Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, compliance with various policies and procedures and with applicable securities regulations, and the extent to which the Fund achieved its investment objective.

Historical Performance. The Board next considered the Fund’s performance. The Board observed that information regarding the Fund’s past investment performance for the period ended September 30, 2023 had been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

61

Horizon Kinetics Inflation Beneficiaries ETF

Board Consideration and Approval of Continuation of Advisory Agreement

(Unaudited) (Continued)

The Board noted that, for the one-year period as of September 30, 2023, the Fund underperformed the median for funds in the Peer Group and Category Peer Group, but within the range of returns for the Selected Peer Group.

The Board also noted that, for the one-year period, the Fund outperformed the S&P Goldman Sachs Commodity Index but underperformed the MSCI ACWI All Cap Index, before Fund fees and expenses. The Board noted further that, for the since inception period, the Fund outperformed the MSCI ACWI All Cap Index but underperformed the S&P Goldman Sachs Commodity Index.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for the Fund and compared the expense ratio to those of its Peer Group, Category Peer Group and Selected Peer Group. The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Fund pays no expenses except for the fee paid to the Adviser pursuant to the Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board noted that the Adviser continued to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own revenue and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account the Adviser’s profitability analysis with respect to the Fund.

The Board noted that the total expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the total expense ratio for the Fund was significantly higher than the median of its Peer Group, but lower than the median of the Category Peer Group and within the range of total expense ratios for funds in the Selected Peer Group.

Economies of Scale. The Board noted that it is not yet evident that the Fund has reached the size at which it has begun to realize economies of scale, but acknowledged that breakpoints might be warranted if the Fund’s assets continue to grow. However, the Board further determined that, based on the amount and structure of the Fund’s unitary fee, any such economies of scale would be shared with the Fund’s shareholders. The Board stated that it would monitor fees as the Fund grows and consider whether fee breakpoints may be warranted in the future.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Agreement; rather, the Board based its determination on the total mix of information available to it. The Board, including a majority of the Independent Trustees, determined that the terms of the Agreement, including the compensation payable thereunder, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

Horizon Kinetics ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at https://horizonkinetics.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at https://horizonkinetics.com.

MATTERS SUBMITTED TO A SHAREHOLDER VOTE

A special meeting of shareholders of the Predecessor Funds was held on January 23, 2023, and the following matters were approved:

Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Predecessor Funds will be transferred to the Funds, newly formed series of Listed Funds Trust, in exchange for shares of the Funds, distributed pro rata by the Predecessor Funds to its shareholders, and the Funds’ assumption of the Predecessor Funds’ stated liabilities.

MEDX

For:	229,682
Against:	13,288
Abstain:	64,971
Total:	307,941

SPAQ

For:	35,946
Against:	27
Abstain:	4,410
Total:	40,383

Horizon Kinetics ETFs

Supplemental Information

(Unaudited) (Continued)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended 12/31/23, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Inflation Beneficiaries ETF	100.00%
Blockchain Development ETF	65.42%
Medical ETF	100.00%
SPAC Active ETF	0.00%
Energy and Remediation ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended 12/31/23 was as follows:

Inflation Beneficiaries ETF	52.71%
Blockchain Development ETF	41.16%
Medical ETF	100.00%
SPAC Active ETF	0.00%
Energy and Remediation ETF	94.60%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows (unaudited).

Inflation Beneficiaries ETF	0.00%
Blockchain Development ETF	0.00%
Medical ETF	0.00%
SPAC Active ETF	0.00%
Energy and Remediation ETF	0.00%

PREDECESSOR FUNDS TAX INFORMATION

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

The Medical Fund	100.00%
The Alternative Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

The Medical Fund	100.00%
The Alternative Income Fund	0.00%

The percentage of ordinary income distributions that are designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2022 was as follows:

The Medical Fund	0.00%
The Alternative Income Fund	21.76%

Horizon Kinetics ETFs

Supplemental Information

(Unaudited) (Continued)

The percentage of taxable income distributions that are designated as ordinary and long-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2022 was as follows.

	Ordinary	Long-Term
The Medical Fund	69.30%	30.70%
The Alternative Income Fund	89.28%	10.72%

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 6, 2022, Cohen & Company, Ltd. (“Cohen”) was approved as the auditor for Horizon Kinetics Medical ETF and Horizon Kinetics SPAC Active ETF (the “Funds”), each a series of Listed Funds Trust, for the fiscal year ending December 31, 2023. The predecessor auditor to the predecessor funds (Kinetics Medical Fund and Kinetics Alternative Income Fund, respectively, each a series of Kinetics Mutual Funds, Inc.), was Tait, Weller & Baker LLP (“Tait”). The Audit Committee of the Board of Trustees approved the replacement of Tait as a result of a reorganization from Kinetics Mutual Funds, Inc.

The report of Tait on the financial statements of the Funds as of and for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and December 31, 2021: (i) there were no disagreements between the registrant and Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that Tait furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

During the fiscal years ended December 31, 2022 and December 31, 2021, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Horizon Kinetics ETFs

Board of Trustees and Officers

December 31, 2023 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at https://horizonkinetics.com.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008-2022)	51	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Horizon Kinetics ETFs

Board of Trustees and Officers

December 31, 2023 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Funds’ daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Secretary	Indefinite term, November 2023	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Christi C. Powitzky 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

Horizon Kinetics ETFs

Privacy Policy

December 31, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser:

Horizon Kinetics Asset Management LLC
470 Park Avenue South, 3rd Floor South
New York, NY 10016

Investment Sub-Adviser:

Ryan Heritage, LLP
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$79,000	$29,000
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$6,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/8/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/8/2024

*	Print the name and title of each signing officer under his or her signature.

5